 Exhibit 32.1

CERTIFICATION OF THE PRINCIPAL EXECUTIVE OFFICER, PRINCIPAL FINANCIAL OFFICER

AND PRINCIPAL ACCOUNTING OFFICER

PURSUANT TO 18 U.S. C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-Q of Venture Vanadium Inc. (the “Company”) for the quarterly period ended July 31, 2019, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Ian Ilsley, Principal Executive Officer and Principal Financial and Accounting Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September 19, 2019
/s/ Ian Ilsley
Ian Ilsley
Principal Executive Officer and Principal Financial and Accounting Officer